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                                                                   EXHIBIT 10.25

                             EMPLOYMENT AGREEMENT


     THIS EMPLOYMENT AGREEMENT (this "Agreement") is entered into as of
                                      ---------
November 1, 1996 between PROTEIN POLYMER TECHNOLOGIES, INC., a Delaware corporation (the "Company"), and J. THOMAS PARMETER (the "Employee").
                  -------                                 --------


                                 R E C I T A L
                                 - - - - - - -

     The Company desires to continue to employ the Employee, and the Employee desires to be so employed by the Company, on the terms and subject to the conditions set forth in this Agreement. This Agreement supersedes that certain employment agreement between the Company and the Employee dated November 1, 1994 (the "Prior Agreement").
      ---------------


                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, in consideration of the premises and the mutual promises set forth in this Agreement, the Company and the Employee hereby agree as follows:

     1.   Employment.
          ----------

          (a) Subject to the terms and conditions contained herein, the Company hereby agrees to employ the Employee, and the Employee accepts such employment, from the date hereof until the earlier of (i) November 1, 1999 or (ii) the date such employment is terminated pursuant to Section 4 of this Agreement. During the Employee's employment under this Agreement, the Employee shall perform such duties for the Company as may from time to time be assigned to the Employee by the Board of Directors of the Company (the "Board"). The Employee shall have the title of Chairman of the Board, Chief Executive Officer and President, or such other title or titles, if any, as from time to time may be assigned to the Employee by the Board.

          (b) The Employee will devote his entire business time, energy, attention and skill to the services of the Company and its affiliates and to the promotion of their interests. So long as the Employee is employed by the Company, the Employee shall not, without the written consent of the Company:

               (i) engage in any other activity for compensation, profit or other pecuniary advantage, whether received during or after the term of this Agreement;

               (ii) render or perform services of a business, professional, or commercial nature other than to or for the Company, either alone or as an employee, consultant, director, officer, or partner of another business entity, whether or not for compensation, and whether or not such activity, occupation or endeavor is similar to, competitive with, or adverse to the business or welfare of the Company; or

               (iii) invest in or become a shareholder of another corporation or other entity; provided, that the Employee's investment solely as a shareholder
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in another corporation shall not be prohibited hereby so long as such investment is not in excess of one percent (1%) of any class of shares that are traded on a national securities exchange.

          (c) Prior to or concurrently with the execution of this Agreement, the Employee has executed an Employee Proprietary Information, Trade Secret and Confidentiality Agreement (the "Confidentiality Agreement").
                                -------------------------
     2.   Location of Employment. The Employee's principal place of employment
          ----------------------
shall be at the executive offices of the Company located at 10655 Sorrento Valley Road, San Diego, California 92121 or, as may be requested by the Board, at any other office of the Company or any of its affiliates currently or hereinafter located in San Diego County; provided, that at the direction of the
                                         --------
Board, the Employee may from time to time be required to travel to various domestic and foreign locations.

     3.   Compensation.
          ------------

          (a) In exchange for full performance of the Employee's obligations and duties under this Agreement, the Company shall pay the Employee a base salary (the "Base Salary") at a monthly rate equal to $12,500, payable in accordance
      -----------
with the Company's standard payroll practices, subject to adjustment in accordance with subsection (b) hereof. In any month in which the Employee shall be employed for less than the entire number of days in such month, the compensation payable under this Section 3(a) shall be prorated on the basis of the number of days during which the Employee was actually employed divided by the number of days in such month.

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

          (b) Notwithstanding anything to the contrary in subsection (a) hereof, the Base Salary shall be increased by an amount equal to $2,500 per month (the

"Additional Monthly Base Salary") to the extent, and subject to the conditions,
-------------------------------
set forth in this subsection (b). The Additional Monthly Base Salary component of the Base Salary shall accrue without interest from the date of this Agreement, but shall not be payable, if ever, until the earlier of (A) the acceptance by Ethicon, Inc. ("Ethicon") of the tissue adhesive and/or sealant
                              -------
product of the Company has been accomplished pursuant to that certain License and Development Agreement (the "Ethicon Agreement") dated September 14, 1995
                                -----------------
between the Company and Ethicon, as the same may be amended or extended from time to time, or (B) the determination by the Compensation Committee of the Board that sufficient progress has been made by the Company to warrant the increase in Base Salary by the amount of the Additional Base Salary (either of the immediately foregoing conditions, the "Increase Conditions"). Upon the
                                           -------------------
accomplishment of either of the Increase Conditions, all accrued Additional Monthly Base Salary shall be payable on the next standard payroll distribution date and thereafter the Additional Monthly Base Salary shall be payable in accordance with the Company's standard payroll practices, and the Base Salary shall thereafter be $15,000 per month, or $180,000 per year. In the event either of the Increase Conditions are not accomplished prior to the expiration of this Agreement or the termination of Employee's employment hereunder, no Additional Monthly Base Salary shall be paid or payable under this Agreement.

          (c) The Base Salary is a gross amount, and the Company shall be required to withhold from such amount deductions with respect to Federal, state and local taxes, FICA, unemployment compensation taxes and similar taxes, assessments or withholding requirements.

          (d) During the Employee's employment under this Agreement, the Employee shall also be reimbursed by the Company for reasonable business expenses actually incurred or paid by the Employee, consistent with the policies established by the Board, in rendering to the Company the services provided for in this Agreement, upon presentation of expense statements or such other supporting information as is consistent with the policies of the Company.

          (e) The Employee shall be entitled to 20 business days vacation for each full year of employment

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

under this Agreement, which vacation time will accrue in accordance with the vacation policy of the Company.

          (f) The Employee shall be entitled to participate in all benefit plans (including deferred compensation plans and any medical, dental or life insurance plans) which shall be available from time to time to the domestic management employees of the Company generally, except to the extent such participation in any plan would, in the opinion of the Board, alter the intended tax treatment of such plan; provided, however, that the Employee shall have no right under this
           --------  -------
Agreement to participate in any stock option, stock purchase or other plan relating to shares of capital stock of the Company or its affiliates. The Employee acknowledges and agrees that the Board may in its discretion terminate at any time or modify from time to time any such benefit plans.

          (g) During the term of this Agreement, the Company shall maintain, for the benefit of the Employee, a "term life" insurance policy in the amount of $250,000, the proceeds of which are payable to a person designated by the Employee.

          (h) The Employee shall be entitled to use, at the expense of the Company, a corporate automobile leased by the Company, provided that the monthly lease payments shall be less than $550. Upon termination or expiration of this Agreement, the Employee shall have the option to purchase such automobile from the Company at a price equal to the book value thereof, as reflected on the most recent regularly-prepared balance sheet of the Company. The Employee may exercise this option by delivering a check, in the amount of such price, to the Company within 30 days of such termination or expiration.

          (i) Other than as expressly set forth in this Section 3 or Sections 4(f) and 4(g) below, the Employee shall not receive any other compensation or benefits except to the extent provided by the Board.

          4.   Termination.
               -----------

          (a) The employment of the Employee under this Agreement may be terminated by the Company immediately upon giving the Employee notice if (i) the Board determines that the Employee is unable to discharge his essential job duties by reason of illness or injury or (ii) the Employee has been unable to discharge his essential job duties by

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

reason of illness or injury for either (A) a period of two consecutive months or
(B) twelve weeks in any twelve-month period.

          (b) The employment of the Employee under this Agreement shall terminate on the date of the Employee's death.

          (c) The employment of the Employee under this Agreement may be terminated by the Company upon written notice from the Board that, in the opinion of the Board, the Employee has (i) refused or failed (after reasonable notice that such refusal or failure would result in termination of the Employee's employment) to perform, to the satisfaction of the Board, any duties assigned to the Employee by the Board, (ii) committed a breach of the terms of this Agreement or any other legal obligation to the Company, (iii) failed to perform any of the Employee's obligations under the Confidentiality Agreement,
(iv) demonstrated negligence or willful misconduct in the execution of the Employee's assigned duties, (v) been convicted of or pleaded nolo contendere to
                                                             ---- ----------
a felony or other serious crime, (vi) repeatedly and intemperately used alcohol or drugs, (vii) engaged in business practices which, in the opinion of the Board, are unethical or reflect adversely on the Company, (viii) misappropriated assets of the Company or (ix) been repeatedly absent from work during normal business hours for reasons other than disability.

          (d) The employment of the Employee under this Agreement shall terminate upon receipt by the Board of a written notice of resignation signed by the Employee or, if no notice is given, on the date on which the Employee voluntarily terminates his or her employment relationship with the Company.

          (e) In addition to the circumstances described in subsections (a),
(b), (c) and (d) above, the Company may terminate the Employee's employment for any reason or no reason and with or without cause or prior notice. The Employee understands that, subject to subsections (f)(iii) and (g) below, he is an at-will employee and may be terminated by the Company without cause or prior notice pursuant to this subsection (e) notwithstanding any other provision contained in this Agreement. This at-will relationship will remain in effect during the term of this Agreement and so long thereafter provided that the Employee remains employed by the Company,

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

unless such at-will employment relationship is modified by a specific, express written agreement signed by the Company.

          (f) If the Employee's employment is termi nated pursuant to this
Section 4 or for any other reason, the Employee shall not be entitled to any compensation or benefits from the Company, under Section 3 of this Agreement or otherwise, except for the following:

               (i) Base Salary and vacation pay accrued, and reasonable business expenses incurred, under Section 3 of this Agreement through the date of such termination;

               (ii) such benefits, if any, as may be required to be provided by the Company under the Comprehensive Omnibus Budget Reconciliation Act (COBRA); and

               (iii) if the Employee's employment is terminated pursuant to subsection (e) above, the Company shall continue to pay to the Employee the Base Salary then in effect at intervals in accordance with the Company's standard payroll practice until the termination date set forth in Section 1(a)(i) of this Agreement.

          (g) Employee may terminate his employment hereunder for "Good Reason"
                                                                   -----------
(as hereinafter defined).


               (i) For purposes of this Agreement, "Good Reason" shall mean a termination of Employee's employment by Employee within 90 days after the occurrence of any of the following after a "Change in Control" (as hereinafter
                                            -----------------
defined): (i) a reduction in Employee's Base Salary then in effect; (ii) a material reduction in Employee's positions, duties and responsibilities from those described in Section 1(a) of this Agreement; or (iii) the failure of the Company to obtain the assumption of this Agreement by any successor to the extent required pursuant to Section 10(a) of this Agreement.

               (ii) For purposes of this Agreement, the term "Change in Control" shall mean the occurrence of any of the following events with respect to the
Company:

                    (A)   All or substantially all of the assets of the
                     -
     Company are sold or transferred to another corporation or entity; or

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

                    (B) The Company is sold, transferred, merged,
                     -
     consolidated, ventured or reorganized into or with another corporation or entity, with the result that upon conclusion of the transaction less than a majority of the outstanding securities entitled to vote generally in the election of directors or other capital interests of the acquiring corporation or entity are owned, directly or indirectly, by the shareholders of the Company immediately prior to the sale, transfer, merger, consolidation, venture or reorganization; or

                    (C) There is a report filed on Schedule 13D or
                     -
     Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), disclosing that any person (as
                      ------------
     the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of securities representing more than 50% of the combined voting power of the then-outstanding voting securities of the Company; or

                    (D) The Company shall file a report or proxy
                     -
     statement with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in response to Item 1 of Form 8-K thereunder or Item 14 of Schedule 14A thereunder (or any successor schedule, form or report or item therein) that a change in control of the Company has or may have occurred or will or may occur in the future pursuant to any then-existing contract or transaction; or

                    (E) The individuals who, at the beginning of any period of two consecutive calendar years, constituted members of the Board cease for any reason to constitute at least a majority thereof unless the nomination for election by the Company's stockholders of each new director of the Company was approved by a vote of at least two-thirds of the directors of the Company still in office who were Directors of the Company at the beginning of any such period.

               (iii) Notwithstanding the foregoing, a termination shall not be treated as a termination for Good

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

Reason (i) if Employee shall have specifically consented in writing to the occurrence of the event giving rise to the claim of termination for Good Reason or (ii) unless Employee, within 30 days after receiving written notice from the Company specifying in reasonable detail the occurrence of one of such events, shall have delivered a written notice to the Company stating that he intends to terminate his employment for Good Reason and specifying the factual basis for such termination and such event, if capable of being cured, shall not have been cured within 30 days of the receipt by the Company of such notice.

               (iv) If Employee shall terminate his employment for Good Reason, the Company shall pay Employee (or, in the event of his death, his devisee, legatee or, if there is none, his estate) a lump-sum amount equal to the highest level of Employee's annual Base Salary in effect on the date of the Change in Control, multiplied by a factor of 2.99. Employee will also be entitled to any vested benefits under any employee benefit plans.

     5.   Employee's Representations.
          --------------------------

          (a) The Employee represents that he has full authority to enter into this Agreement and that he is free to enter into this Agreement and not under any contractual restraint which would prohibit the Employee from satisfactorily performing his duties to the Company under this Agreement.

          (b) The Employee hereby agrees to indemnify and hold harmless the Company, its officers, directors and stockholders from and against any losses, liabilities, damages or costs (including reasonable attorney's fees) arising out of a breach, or claimed breach, of any of the representations, warranties and covenants of the Employee set forth in this Agreement.

          (c) The Employee acknowledges that he is free to seek advice from independent counsel with respect to this Agreement. The Employee has either obtained such advice or, after carefully reviewing this Agreement, has decided to forego such advice. The Employee is not relying on any representation or advice from the Company or any of its officers, directors, attorneys or other representatives regarding this Agreement, its content or effect.

     6.   Arbitration. Any controversy or claim arising out of or relating to
          -----------
this Agreement or any breach

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

hereof or the Employee's employment by the Company or termination thereof, shall be settled by arbitration by one arbitrator in accordance with the rules of the American Arbitration Association, and judgment upon such award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The arbitration shall be held in the City of San Diego or such other place as may be agreed upon at the time by the parties to the arbitration.

     7.   Equitable Relief.  The Employee acknowledges that the Company is
          ----------------
relying for its protection upon the existence and validity of the provisions of this Agreement, that the services to be rendered by the Employee are of a special, unique and extraordinary character, and that irreparable injury will result to the Company from any violation or continuing violation of the provisions of this Agreement for which damages may not be an adequate remedy. Accordingly, the Employee hereby agrees that in addition to the remedies available to the Company by law or under this Agreement, the Company shall be entitled to obtain such equitable relief as may be permitted by law in a court of competent jurisdiction including, without limitation, injunctive relief from any violation or continuing violation by the Employee of any term or provision of this Agreement.

     8.   Governing Law. This Agreement shall be governed by and construed and
          -------------
enforced in accordance with the internal substantive laws (and not the laws of conflicts) of the State of California.

     9.   Entire Agreement.  This Agreement constitutes the whole agreement
          ----------------
of the parties hereto in reference to any employment of the Employee by the Company and in reference to any of the matters or things herein provided for or hereinabove discussed or mentioned in reference to such employment; all prior agreements, promises, repre sentations and understandings relative thereto (including, without limitation, the Prior Agreement) being herein merged.

     10.  Assignability.
          -------------

          (a) In the event the Company shall merge or consolidate with any other corporation, partnership or business entity, or all or substantially all of the Company's business or assets shall be transferred in any manner to any other corporation, partnership or business entity, then such successor to the Company shall thereupon succeed to, and be subject to, all rights, interests, duties and obligations of, and shall thereafter be deemed for all purposes hereof to be, the "Company" under this Agreement. This Agreement shall inure to the benefit of and be enforceable by Employee's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If Employee should die, any amounts payable to him hereunder shall be paid in accordance with the terms of this Agreement to Employee's devisee, legatee, or other designee or, if there be no such designee, to his estate.

          (b) This Agreement is personal in nature and the Employee shall not, except as set forth in subsection (a) hereof, without the written consent of the Company, assign or transfer this Agreement or any rights or obligations hereunder.

          (c) Except as set forth in subsection (a) above, nothing expressed or implied in this Agreement is intended or shall be construed to confer upon or give to any person, other than the parties to this Agreement, any right, remedy or claim under or by reason of this Agreement or of any term, covenant or condition of this Agreement.

     11.  Amendments; Waivers.  This Agreement may be amended, modified,
          -------------------
superseded, canceled, renewed or extended and the terms or covenants of this Agreement may be waived only by a written instrument executed by the parties to this Agreement or, in the case of a waiver, by the party waiving compliance.
Any such written instrument must be approved by the Board to be effective as against the Company. The failure of any party at any time or times to require performance of any provision of this Agreement shall in no manner affect the right at a later time to enforce the same. No waiver by any party of the breach of any term or provision contained in this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such breach, or a waiver of the breach of any other term or covenant contained in this Agreement.

     12.  Notice.  All notices, requests or consents required or permitted
          ------
under this Agreement shall be made in writing and shall be given to the other parties by personal delivery, overnight air courier (with receipt signature) or facsimile transmission (with "answerback" confirmation of transmission), sent to such parties' addresses or telecopy numbers as are set forth below such parties' signatures to this Agreement, or such other addresses or telecopy numbers

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

of which the parties have given notice pursuant to this Section 12. Each such notice, request or consent shall be deemed effective upon the date of actual receipt, receipt signature or confirmation of transmission, as applicable.

     13.  Severability. Any provision of this Agree ment that is prohibited or
          ------------
unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other juris diction.

     14.  Survival. The representations and agreements of the Employee set forth
          --------
in Sections 5, 6 and 7 of this Agreement shall survive the expiration or termination of this Agreement (irrespective of the reason for such expiration of termination).

     15.  Attorney's Fees. If any party to this Agreement seeks to enforce his
          ---------------
or its rights under this Agreement, the prevailing party or parties shall be entitled to recover reasonable fees, costs and expenses incurred in connection therewith including, without limitation, the fees, costs and expenses of attorneys, accountants and experts, whether or not litigation is instituted, and including such fees, costs and expenses of appeals.

                           [Signature page follows]

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


          IN WITNESS WHEREOF, the parties to this Agreement have executed this Employment Agreement as of the date first above written.


                         PROTEIN POLYMER TECHNOLOGIES, INC.



                         By /s/ Philip J. Davis
                           ---------------------------

                            Its  Corporate Secretary
                               -----------------------

                         Address for Notices:

                         10655 Sorrento Valley Road
                         First Floor
                         San Diego, California  92121
                         Attention:  __________________
                         Telecopy:  (619) 558-6477


                         /s/ J. Thomas Parmeter
                         ------------------------------
                         J. THOMAS PARMETER

                         Address for Notices:

                             1842 Viking Way
                         ------------------------------
                             La Jolla, CA 92037
                         ------------------------------

                         ------------------------------

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